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POINTGUARD

PointGuard | 08.06.2015


[redacted]

In the world of crime prevention,


POLICE LINE DO NOT
POLICE LINE DO NOT CROSS
LICE LINE DO NOT CROSS


1
2 ABC
3 DEF
CLEAR


THE RIGHT
INFORMATION

the right information


AT THE RIGHT
TIME
shutterstock

at the right time can make all the difference.



The risk in sensitive locations in constantly increasing making Crime prevention more critical than ever.


ability

That’s why Ability International


11438.032



11438.032
CRIME PREVENTION
SYSTEM

a recognized leader in crime prevention & interception technologies


11438.032
20
YEARS
CRIME PREVENTION
SYSTEM

for the past 20 years,


OINT GUA

is proud to introduce


POINT GUARD

PointGuard


POINT GUARD

an advanced crime prevention service based on our innovative technology.


CELLULAR RADIO
INFORMATION

PointGuard continuously analyzes huge amounts of cellular radio information



and Additional information imported from various other sources



Sophisticated learning algorithms identify suspicious patterns to generate alerts.


THE NEXT CRIME
WHERE?

PointGuard answers most important questions:
Prioritizing where the next crime will take place,


THE NEXT CRIME
WHEN?

when it will occur


THE NEXT CRIME
WHO?

nd how many people are involved.


$
POST

Alerts can be sent directly to security services of relevant Banks, post offices, or any entity under protection


POINT GUARD
User :34526759
There are many variations of passages of Lorem Ipsum available, but the majority have suffered alteration in some form, by injected humour
User :34526760
There are many variations of passages of Lorem Ipsum available, but the majority have suffered alteration in some form, by injected humour
User :34526761
There are many variations of passages of Lorem Ipsum available, but the majority have suffered alteration in some form, by injected humour
User :34526762
There are many variations of passages of Lorem Ipsum available, but the majority have suffered alteration in some form, by injected humour
User :34526763
There are many variations of passages of Lorem Ipsum available, but the majority have suffered alteration in some form, by injected humour
User :34526764
There are many variations of passages of Lorem Ipsum available, but the majority have suffered alteration in some form, by injected humour
User :34526765
There are many variations of passages of Lorem Ipsum available, but the majority have suffered alteration in some form, by injected humour
User :7856781
There are many variations of passages of Lorem Ipsum available, but the majority have suffered alteration in some form, by injected humour
User :7856782
There are many variations of passages of Lorem Ipsum available, but the majority have suffered alteration in some form, by injected humour
User :7856783
There are many variations of passages of Lorem Ipsum available, but the majority have suffered alteration in some form, by injected humour
User :7856784
There are many variations of passages of Lorem Ipsum available, but the majority have suffered alteration in some form, by injected humour
User :7856785
There are many variations of passages of Lorem Ipsum available, but the majority have suffered alteration in some form, by injected humour
User :7856786
There are many variations of passages of Lorem Ipsum available, but the majority have suffered alteration in some form, by injected humour
User :7856787
There are many variations of passages of Lorem Ipsum available, but the majority have suffered alteration in some form, by injected humour

PointGuard can also be used by and in collaboration with Law Enforcement agencies to produce a short list of probable suspects


POINTGUARD
User :34526759
There are many variations of passages of Lorem Ipsum available, but the majority have suffered alteration in some form, by injected humour
User :7856789
There are many variations of passages of Lorem Ipsum available, but the majority have suffered alteration in some form, by injected humour

to prevent a future crime


POINT GUARD
User :34526759
There are many variations of passages of Lorem Ipsum available, but the majority have suffered alteration in some form, by injected humour
User :7856789
There are many variations of passages of Lorem Ipsum available, but the majority have suffered alteration in some form, by injected humour

or as a post crime analysis tool.



To ensure privacy and security, the data itself is inaccessible to the systems users.


ENSURES DATA
SECURITY

Patterns of the cellular network data are analyzed without following


ENSURES DATA
SECURITY

any personal information or content.


ENSURES DATA
SECURITY


NOW
AVAILABLE

The PointGuard service is now available from Ability's global network of local partners & representatives.


POINT GUARD

PointGuard


POINT GUARD
IS A POWERFUL SERVICE
IN THE WORLD
OF CRIME PREVENTION

a powerful service in the world of crime prevention